Supplement Dated June 24, 2019
To The Prospectus Dated April 29, 2019

JNL® Investors Series Trust

Unless otherwise noted, all changes are effective immediately.

Effective June 14, 2019, for the JNL/PPM America Low Duration Bond Fund, please delete all references to James Elliott.

Effective May 31, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/PPM America Low Duration Bond Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
David Frizzie, CFA	September 2013	Senior Managing Director, PPM
Matt Willey, CFA, CPA	April 2019	Senior Managing Director, PPM

In the section entitled, “Redemption of Fund Shares,” please add the following after the last paragraph:

Redemptions will generally be in the form of cash, although a Fund reserves the right to redeem in kind from another Fund.  If a Fund redeems shares in kind from another Fund, it may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

In the section entitled, “Privacy Program,” under sub-heading “JNAM’s and Jackson’s Privacy Programs,” please delete the paragraph in the entirety and replace with the following:
JNAM’s and Jackson’s Privacy Programs
The Funds shall primarily rely on the contract holder or retirement plan participant (customer) information protection policies and procedures (privacy policies and procedures) of Jackson and JNAM.  The Funds’ Chief Compliance Officer will review the Jackson and JNAM Privacy Programs as part of the Funds’ Rule 38a-1 Annual Review requirements.  In addition, the Chief Compliance Officer shall also conduct any interim reviews of such policies and procedures in light of any regulatory and/or compliance developments or changes.

This Supplement is dated June 24, 2019.

Supplement Dated June 24, 2019
To The Statement of Additional Information
Dated April 29, 2019

JNL® Investors Series Trust

Unless otherwise noted, all changes are effective immediately.

Effective June 14, 2019, for the JNL/PPM America Low Duration Bond Fund, please delete all references to James Elliott.

On page 55, in the section entitled, “Disclosure of Portfolio Information,” please delete footnote 1 in the entirety and  replace with the following:

1  The Fund of Funds, S&P Funds, Target Funds, Sector Funds, ETF Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/Mellon International Index Fund, the JNL/RAFI® Multi-Factor U.S. Equity Fund, the JNL/RAFI® Fundamental U.S. Small Cap Fund, the JNL/RAFI® Fundamental Europe Fund, the JNL/RAFI® Fundamental Asia Developed Fund, and/or the JNL/S&P Total Yield Fund) generally include those Funds advised by JNAM, and certain Funds sub-advised by Goldman Sachs Asset Management, L.P. and/or Mellon Investments Corporation.  The Fund of Funds, S&P Funds, ETF Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

On page 59, in the section entitled, “Purchases, Redemptions and Pricing of Shares,” please add the following after the last paragraph:

A Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of a Fund to another Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board.  Any securities redeemed in kind will be readily marketable and will be valued in accordance with the Funds’ valuation policy.  If a Fund redeems shares in kind from another Fund, such Fund would incur transaction costs in converting the assets into cash.

This Supplement is dated June 24, 2019.